UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2021

New Senior Investment Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36499	80-0912734
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 West 46th Street, Suite 2204

New York, New York 10036

(Address of principal executive office)

646-822-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common stock, $0.01 par value per share	SNR	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On June 28, 2021, New Senior Investment Group Inc., a Delaware corporation (“New Senior” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ventas, Inc., a Delaware corporation (“Ventas”), and Cadence Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Ventas (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of certain conditions, at Ventas’s option, (i) the Company will merge with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned subsidiary of Ventas (the “Forward Merger”), or (ii) Merger Sub will merge with and into the Company, with the Company surviving the merger as a subsidiary of Ventas (the “Reverse Merger”, and the option selected by Ventas from among the Forward Merger and the Reverse Merger, the “Merger”). Consummation of the Merger is subject to the approval of the Company’s stockholders and other customary closing conditions.

On the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the board of directors of the Company (the “Board”) and the board of directors of Ventas, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock owned directly by Ventas, Merger Sub or the Company) will be converted into the right to receive 0.1561 (the “Exchange Ratio”) of a newly issued share of common stock, par value $0.25, of Ventas (the “Merger Consideration”), together with cash in lieu of fractional shares.

In addition, at the Effective Time, each option to purchase shares of Company Common Stock will be converted into the right to receive an amount in cash equal to the product of (1) the excess if any of the value of the Merger Consideration on the last trading day before completion of the Merger over the per share exercise price of such option times (2) the number of shares covered by such option, and each restricted stock award and restricted stock unit award will be entitled to receive the Merger Consideration in respect of each share of Company Common Stock covered by such award, with the number of shares of Company Common Stock covered by any performance-based restricted stock unit award determined based on maximum performance.

The Merger Agreement contains customary representations and warranties of the Company and Ventas relating to their respective businesses and public filings, in each case generally subject to a materiality qualifier. Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company, including (i) covenants relating to conducting its business in the ordinary course consistent with past practice and refraining from taking certain types of actions without Ventas’s consent, (ii) certain restrictions on the Company’s ability to (A) solicit alternative acquisition proposals from, provide information to and/or engage in discussions with third parties, in each case, in connection with alternative acquisition proposals or (B) change the Board’s recommendation that the Company’s stockholders adopt the Merger Agreement at the meeting of the Company’s stockholders convened for such purpose, subject in each case to certain exceptions. Notwithstanding a change in recommendation by the Board, unless Ventas terminates the Merger Agreement following such change in recommendation or the Merger Agreement is otherwise validly terminated, the Company will still be required to convene the meeting of its stockholders and submit the Merger Agreement to such stockholders for adoption.

The consummation of the Merger is subject to certain closing conditions, including (i) the approval of the Company’s stockholders, (ii) the effectiveness of the registration statement to be filed by Ventas with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Merger Agreement, (iii) the approval for listing on the New York Stock Exchange of the shares of the Ventas’s common stock to be issued as Merger Consideration in connection with the Merger, subject to official notice of issuance, (iv) the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger, (v) the receipt of certain tax opinions by the Company and Ventas and (vi) other customary conditions specified in the Merger Agreement.

The Merger Agreement also provides for certain mutual termination rights of Ventas and the Company, including the right of either party to terminate the Merger Agreement if the Merger is not consummated by January 20, 2022 (the “Outside Date”). Either party may also terminate the Merger Agreement if the Company stockholder approval has not been obtained at a duly convened meeting of the Company’s stockholders or if an order permanently restraining, enjoining, or otherwise prohibiting consummation of the Merger becomes final and non-appealable. In addition, Ventas may terminate the Merger Agreement if the Board changes its recommendation regarding the Merger prior to Company stockholder approval having been obtained.

If the Merger Agreement is terminated by Ventas as a result of the Board changing its recommendation regarding the Merger prior to the Company stockholder approval having been obtained, the Board’s failure to affirm its recommendation in response to a tender offer or similar action or due to the Company’s material breach of the non-solicitation restrictions, then the Company shall be obligated to pay Ventas a fee equal to $20.2 million (the “Termination Fee”).

Further, if (a)(i) the Company’s stockholders do not approve the Merger at the stockholder meeting or (ii) the stockholder meeting is not held prior to the Outside Date and (b)(i) a bona fide acquisition proposal shall have been made to the Company publicly, or made publicly known (or in the case of clause (a)(ii), otherwise made known to the Company’s Board) after the date of the Merger Agreement and shall not have been withdrawn without qualification at least four business days prior to the Company’s stockholder meeting, and (ii) within 12 months after the date of a termination of the Merger Agreement the Company enters into a definitive agreement providing for an acquisition proposal or an acquisition proposal is consummated, then the Company shall be obligated to pay the Termination Fee to Ventas concurrently with such entry or consummation.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Ventas or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01	Other Events.

On June 28, 2021, the Company and Ventas jointly issued a press release announcing they had entered into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 28, 2021, by and among the Company, Ventas and Cadence Merger Sub LLC*

99.1	Press Release, dated June 28, 2021, jointly issued by New Senior Investment Group Inc. and Ventas, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding New Senior and Ventas including, but not limited to, statements related to the proposed acquisition of New Senior and the anticipated timing, results and benefits thereof; statements regarding the expectations and beliefs of the board of directors of New Senior, New Senior management, the board of directors of Ventas or Ventas management and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on New Senior’s and Ventas’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond New Senior’s or Ventas’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with New Senior’s and Ventas’s ability to complete the proposed acquisition on the proposed terms or on the anticipated timeline, or at all, including: risks and uncertainties related to securing the necessary shareholder approval and satisfaction of other closing conditions to consummate the proposed acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed acquisition; risks related to diverting the attention of New Senior and Ventas management from ongoing business operations; failure to realize the expected benefits of the proposed acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of litigation in connection with the proposed acquisition, including resulting expense or delay; the risk that New Senior’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain financing in connection with the proposed acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of financial performance and results of the combined company following completion of the proposed acquisition; the ability of the combined company to qualify and maintain its qualification as a real estate investment trust for U.S. federal income tax purposes and the potentially onerous consequences that any such failure to maintain such qualification would have on the combined company’s business; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with property managers, tenants, employees or other third parties; effects relating to the announcement of the proposed acquisition or any further announcements or the consummation of the proposed acquisition on the market price of New Senior common stock or Ventas common stock; the possibility that, if Ventas does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors or at all, the market price of Ventas common stock could decline; regulatory initiatives and changes in tax laws; market volatility and changes in economic conditions; and other risks and uncertainties affecting New Senior and Ventas, including those described from time to time under the caption “Risk Factors” and elsewhere in New Senior’s and Ventas’s SEC filings and reports, including New Senior’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Ventas’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and future filings and reports by either company. In addition, the trajectory and future impact of the COVID-19 pandemic remains highly uncertain and can change rapidly, and the extent of the pandemic’s continuing and ultimate impact on the combined company’s ability to generate revenues from its operations and the operation of its facilities will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which New Senior or Ventas are not currently aware may also affect each company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Readers of this communication are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by New Senior or Ventas on their respective websites or otherwise. Except as otherwise required by law, neither New Senior nor Ventas undertakes any obligation, and each expressly disclaims any obligation, to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Participants in the Solicitation

New Senior, Ventas and their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from New Senior’s stockholders in connection with the proposed acquisition. Information about New Senior’s directors and executive officers is set forth in New Senior’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 25, 2021, and in its proxy statement on Schedule 14A for the 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2021 and subsequent statements of beneficial ownership on file with the SEC. Information about Ventas’s directors and executive officers is set forth in Ventas’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 23, 2021, and in its proxy statement on Schedule 14A for the 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2021 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of New Senior’s stockholders in connection with the proposed acquisition, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the registration statement on Form S-4 and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Additional Information and Where to Find It

In connection with the proposed acquisition, Ventas intends to file with the SEC a registration statement on Form S-4 that will include a prospectus for the Ventas common stock that will be issued in the proposed acquisition and that will also constitute a proxy statement for a special meeting of New Senior’s stockholders to approve the proposed acquisition. Each of New Senior and Ventas may also file other relevant documents with the SEC regarding the proposed acquisition. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other document that New Senior or Ventas may file with the SEC with respect to the proposed acquisition. The definitive proxy statement/prospectus (if and when available) will be mailed to New Senior’s stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW SENIOR, VENTAS AND THE PROPOSED ACQUISITION.

Investors and security holders will be able to obtain copies of these materials (if and when they are available), and other documents containing important information about New Senior, Ventas and the proposed acquisition, once such documents are filed with the SEC free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by New Senior will be made available free of charge on New Senior’s investor relations website at ir.newseniorinv.com. Copies of documents filed with the SEC by Ventas will be made available free of charge on Ventas’s investor relations website at ir.ventasreit.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW SENIOR INVESTMENT GROUP INC.

By:	/s/ Lori B. Marino
Name:	Lori B. Marino
Title:	Executive Vice President, General Counsel and Secretary

Date: June 28, 2021